SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549





                                   FORM 8-K



                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Commission



               Date of Report (Date of earliest event reported)
                                 June 1, 1998


                              HOWELL CORPORATION
            (Exact name of registrant as specified in its charter)



        DELAWARE                    1-8704               74-1223027
      (State or other             (Commission           (IRS Employer
      jurisdiction of             File Number)        Identification No.)
      incorporation)


      1111 Fannin, Suite 1500, Houston, Texas                    77002
            (Address of principal office)                      (Zip Code)



         Registrant's telephone number, including area code: (713) 658-4000

Item 5.     Other Events.
            -------------

      On June 1, 1998, Howell Petroleum Corporation (the "Buyer"), a wholly owned subsidiary of Howell Corporation (the "Company"), amended its existing credit facility with Bank of Montreal (as amended, the "Credit Facility"), which had been entered into in December 1997 in connection with Howell's acquisition (the "Acquisition") of certain oil and gas properties from Amoco Production Company. For information with respect to the Acquisition, reference is made to the Company's Current Report on Form 8-K dated December 17, 1997, as amended by Form 8-K/A filed March 3, 1998 and Form 8-K/A filed June 5, 1998.

      The  Credit   Facility   comprises   two   tranches.   Tranche  A  is  a
$130,000,000  five-year  revolving  credit  facility with a current  borrowing
base  of  $110,000,000   which  is  subject  to  semi-annual   borrowing  base
redeterminations based on the Company's oil and natural gas properties. The Company is required to pay commitment fees on the unused portion of Tranche A at a rate of .25% per annum, if 50% or less of the borrowing base is used, or
 .30% per annum, if more than 50% of the borrowing base is used. The lesser of $5,000,000 or available credit under Tranche A may also be used for letters of credit on the Company's behalf. Tranche B is a $30,000,000 single pay term loan facility that was used to finance the Acquisition, and which is due May 30, 1999. The Credit Facility contains an overall limitation on total loans under the facility to $150,000,000.

      Outstanding amounts under the Credit Facility bear interest, at the Company's option, at either (i) the higher of the federal funds rate plus .5% or Bank of Montreal's prime rate, plus, in either case, the applicable margin or (ii) LIBOR plus the applicable margin.

      The Credit Facility is currently unsecured. The Credit Facility contains customary affirmative and negative covenants, including limitations on the ability of the Company to incur additional debt, sell assets, merge or consolidate with other persons or pay dividends on its capital stock in excess of historical levels and a prohibition on change of control or management. In addition, the Company must raise at least $50 million in equity or subordinated debt by May 30, 1999 and, if Tranche B is not repaid by December 1, 1998, grant a first lien on the oil and natural gas properties of the Buyer representing 80% of the value thereof as reflected in the applicable reserve reports. The Credit Facility requires the Company to maintain, at each quarter end, tangible net worth of at least $40,000,000 plus (i) 75% of the proceeds received by the Company from equity capital offerings after December 1997, and (ii) 75% of the Company's consolidated net income for each fiscal year (or quarter, for each quarter test) in which net income is positive beginning with the year ended December 31, 1998. In addition, the Credit Facility requires the Company to maintain a ratio of current assets plus Tranche A borrowing capacity to current liabilities of at least 1.0 to 1.0 and an interest coverage ratio of not less than 2.0 to 1.0 until the end of 1998 and 2.5 to 1.0 thereafter.

Item 7.     Financial Statements and Exhibits.
            ----------------------------------

      (c)   Exhibits.
            ---------

            99.1 Credit Agreement dated December 17, 1997 between Howell Petroleum Corporation and Bank of Montreal. (Incorporated by reference to Exhibit 99.1 to the Registrant's Current Report on Form 8-K dated December 17, 1997, as amended by Form 8-K/A filed March 3, 1998 and Form 8-K/A filed June 5, 1998.)

            99.2 Guaranty Agreement dated December 17, 1997 between Howell Corporation and Bank of Montreal. (Incorporated by reference to Exhibit 99.1 to the Registrant's Current Report on Form 8-K dated December 17, 1997, as amended by Form 8-K/A filed March 3, 1998 and Form 8-K/A filed June 5, 1998.)

            99.3 First Amendment to Credit Agreement dated June 1, 1998 between Howell Petroleum Corporation and Bank of Montreal and Ratification by Howell Corporation. (filed herewith)

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                HOWELL CORPORATION


Date: June 12, 1998                             By: /s/ ROBERT T. MOFFETT
                                                      Robert T. Moffett
                                                       Vice President

                                EXHIBIT INDEX


Exhibit
Number                            Description


  99.1 Credit Agreement dated December 17, 1997 between Howell Petroleum Corporation and Bank of Montreal. (Incorporated by reference to Exhibit 99.1 to the Registrant's Current Report on Form 8-K dated December 17, 1997, as amended by Form 8-K/A filed March 3, 1998 and Form 8-K/A filed June 5, 1998.)

  99.2 Guaranty Agreement dated December 17, 1997 between Howell Corporation and Bank of Montreal. (Incorporated by reference to Exhibit 99.1 to the Registrant's Current Report on Form 8-K dated December 17, 1997, as amended by Form 8-K/A filed March 3, 1998 and Form 8-K/A filed June 5, 1998.)

  99.3 First Amendment to Credit Agreement dated June 1, 1998 between Howell Petroleum Corporation and Bank of Montreal and Ratification by Howell Corporation. (filed herewith)